FORT PITT CAPITAL TOTAL RETURN FUND
(FPCGX)

A series of Advisors Series Trust

Supplement dated April 4, 2024 to the Prospectus and
Statement of Additional Information (“SAI”), each dated February 28, 2024

We wish to inform you that at the recommendation of Fort Pitt Capital Group, LLC the investment adviser of the Fort Pitt Capital Total Return Fund (the “Acquired Fund”), the Board of Trustees of Advisors Series Trust (the “Trust”) has voted to approve an Agreement and Plan of Reorganization whereby the Acquired Fund would reorganize out of the Trust and into a series of North Square Investments Trust (“NSIT”) that was newly created specifically for such reorganization (the “Acquiring Fund”) (the “Reorganization”). The Reorganization would be structured as a tax-free reorganization for federal tax purposes.

The Acquired Fund and its corresponding Acquiring Fund will have the same investment objective and principal investment strategies. The Acquired Fund and the Acquiring Fund’s investment adviser and portfolio managers will also remain the same. However, the Reorganization would result in the Acquiring Fund being under the supervision of a different Board of Trustees and key service providers.

In the next few weeks, shareholders of record of the Acquired Fund will receive a proxy statement soliciting their vote with respect to the proposed Reorganization. If approved, the Reorganization is anticipated to take effect on June 28, 2024, or such other date as the parties may agree. Approval of the Reorganization, with respect to the Acquired Fund, requires the affirmative vote of a majority of the outstanding shares of such Fund. When you receive your proxy statement, please review it and cast your vote as instructed in the materials so the Trust may avoid any future solicitations.

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Please retain this Supplement with your Prospectus and SAI.